UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C/A
(Amendment No. 1)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(c)-5(d)(2))

☒	Definitive Information Statement

SINO GAS INTERNATIONAL HOLDINGS, INC.
(Name of the Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No Fee Required

☒	Fee Computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1.	Title of each class of securities to which transaction applies:

_______	Common Stock, par value $001 per share

2.	Aggregate number of securities to which transaction applies:

_______	5,038,507 shares of common stock of Pegasus Tel, Inc.

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_______	$0 (based on the book value of the shares as of November 28, 2007)

4.	Proposed aggregate value of transaction:

_______	$0

5.	Total fee paid:

_______	$0 (equal to one-50th of one percent (1%) of the proposed aggregate value of transaction)

☒	Fee paid previously with preliminary materials.

☐
Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, schedule, or registration statement number:

3.	Filing party:

4.	Date filed:

SINO GAS INTERNATIONAL HOLDINGS, INC.
No.18 Zhong Guan Cun Dong St.
Haidian District
Beijing 100083, People’s Republic of China
Telephone: 86-10-82600527(

Dear Stockholders:

We are pleased to send you this Information Statement about our spin-off of our wholly-owned subsidiary, Pegasus Tel, Inc., a Delaware corporation, or Pegasus, to our stockholders of record as of the close of business on August 30, 2006. The Information Statement provides you with important information concerning the distribution of Pegasus shares.

We believe that the spin-off will benefit Sino Gas International Holdings, Inc., or Sino Holdings, Pegasus and our stockholders. We also believe that both Sino Holdings and Pegasus will each become stronger and more competitive as a result of the separation. Thank you for your investment in Sino Holdings.

Sincerely,

/s/ Liu Yu Chuan
Liu Yu Chuan
Chairman of the Board of Directors, Chief Executive Officer and President

Dated: November 28, 2007

INFORMATION STATEMENT

November 28, 2007

SINO GAS INTERNATIONAL HOLDINGS, INC.

This Information Statement is being distributed to the holders of record of our common stock at the close of business on August 30, 2006, or the Record Date, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Information Statement advises stockholders of the following actions taken and approved on August 31, 2006 by our Board of Directors, and the then holders of our outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted:

•
To distribute 100% of our wholly-owned subsidiary, Pegasus Tel., Inc. a Delaware corporation, or Pegasus, to our stockholders of record as of the close of business on August 30, 2006, thereby making Pegasus a separate entity from our company.

We are effecting the spin-off of Pegasus by distributing one share of Pegasus common stock for every twenty shares (1 for 20) of our common stock outstanding as of the close of business on the Record Date. In connection with the spin-off, on May 7, 2007, Pegasus filed a Registration Statement on Form 10-SB (File No.: 0-52628), or the Registration Statement, with the Securities and Exchange Commission, or the SEC, to register the Pegasus common stock under Section 12(g) of the Exchange Act. The Registration Statement went effective on July 6, 2007 through the operation of law 60 days after its initial filing. The spin-off will not become effective until 20 days after the date of the mailing of a Definitive Information Statement to our stockholders of record as of the Record Date, or the Distribution Date.

Following the spin-off, we will no longer own any shares of Pegasus and Pegasus will be an independent company. Pegasus will solicit a broker dealer to act as a market maker of the Pegasus common stock and to make an application with the FINRA (formerly the NASD) to have the Pegasus common stock traded on the FINRA over-the-counter bulletin board, or OTCBB. No vote of our stockholders is required in connection with the Pegasus spin-off. Therefore, you are not required to take any action. We are sending you this Information Statement, which contains additional information about the terms of the spin-off, Pegasus and Pegasus’ common stock, for your information only. If you would like more information, please call Sino Holdings’ main office at 86-10-82600527.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY THE SPIN-OFF.

Overview:

On August 31, 2006, our Board of Directors approved the spin-off of Pegasus to holders our common stock as of August 30, 2006, or the Record Date. To effect this spin-off, the Board announced a distribution of one share of Pegasus common stock for every 20 shares of our common stock held by our stockholders on the Record Date (rounding up for fractional shares), consisting of 5,038,507 shares of Pegasus’ common stock. These shares represent all of the outstanding shares of Pegasus common stock. We will make this distribution on the Distribution Date by releasing our shares of Pegasus common stock to be distributed in the spin-off to our transfer agent, Fidelity Stock Transfer Company in Salt Lake City, Utah, in the amount of one share of Pegasus common stock for every 20 outstanding shares of our common stock on the Record Date.

You will not be required to pay any cash or other consideration for the shares of Pegasus common stock distributed to you or to surrender or exchange your shares of our common stock to receive a distribution of Pegasus common stock.

The number of shares you will receive:

For every 20 shares of common stock of Sino Holdings (then known as Dolce Ventures, Inc.) that you owned as of 5:00 p.m., Mountain Time, on the Record Date, you will be entitled to receive one share of Pegasus’ common stock. Fractional shares will be rounded up to the nearest whole number.

Total number of shares of common stock of Sino Holdings (then known as Dolce Ventures, Inc.) outstanding as of the Record Date:

100,770,140

Approximate total number of shares of Pegasus common stock to be outstanding upon completion of Spin-off:

5,038,507

When and how you will receive the distribution:

We will make this distribution on the Distribution Date by releasing our shares of Pegasus common stock to be distributed in the spin-off to our transfer agent, Fidelity Stock Transfer Company in Salt Lake City, Utah. At 5:00 p.m., Mountain Time, on the Distribution Date, the transfer agent will cause the shares of Pegasus common stock to which you are entitled to be registered in your name or in the "street name" of your brokerage firm. In such cases, the brokerage firm is the registered holder or "street name" and the physical Pegasus common stock certificates will be mailed to the brokerage firm. Your broker should electronically credit your account for the shares of Pegasus common stock shares you are entitled to receive. If you have any questions in this regard, we encourage you to contact your broker on the mechanics of having the shares of Pegasus common stock posted to your account.

If you physically hold the Sino Holdings stock certificates and are the registered holder, the Pegasus certificates will be mailed directly to the address currently on file with the transfer agent. You will receive stock certificates representing your ownership of whole shares of Pegasus common stock from the transfer agent. The transfer agent will begin mailing stock certificates representing your ownership of whole shares of Pegasus common stock promptly after the Distribution Date. The transfer agent will not deliver any fractional shares of Pegasus common stock in connection with the Spin-off. Fractional shares will be rounded up to the nearest whole number.

Income tax consequences:

We believe that Sino Holdings’ stockholders will not recognize a gain or loss from the receipt of their shares of Pegasus common stock pursuant to rules and regulations promulgated by the U.S. Internal Revenue Service, or the IRS. Nevertheless, we are not experts in tax matters and have not received any advice or rulings from the IRS, or any other state, local, or foreign governmental taxing authority concerning the tax treatment of the spin-off. Consequently, if we are mistaken and the IRS subsequently deems the spin-off to be taxable, the above consequences would not apply and you could be subject to tax. You should consult your own tax advisor regarding the federal, state, local and foreign tax consequences of your receipt of shares of Pegasus common stock.

Purposes of the spin-off:

Our Board of Directors believes that the spin-of of Pegasus in the best interest of Sino Holdings, Pegasus and our stockholders. The Board believes that the spin-off will result in various benefits to Sino Holdings and Pegasus, including, but not limited to, the following:

1. Separating Sino Holdings’ business from Pegasus’ payphone business. This in turn will allow the management of each company to focus solely on the opportunities and challenges specific to each business;

2. Eliminating competition for capital between our businesses; including greater investor clarity, which should allow the investment community to better understand and evaluate Pegasus’ business and Sino Holdings’ businesses. We anticipate that this may expand the pool of capital available to each entity;

3. Increasing the long term value of our common stock and Pegasus’ common stock. In addition, the spin-off will enable us and Pegasus to offer management and employees equity incentives that are economically aligned with the financial performance of their respective businesses; and

4. Allowing us to make acquisitions using our stock, if we choose to make such acquisitions.

Power over the terms of the spin-off:

Our Board may amend or modify the spin-off at any time prior to the Distribution Date, and may abandon the spin-off at any time prior to the distribution of the Pegasus’ shares.

No trading market:

No public market exists for Pegasus common stock, although a trading market may develop after the shares are distributed. Pegasus will solicit a broker dealer to act as a market maker of Pegasus common stock and to file an application with the National Association of Securities Dealers to have the Pegasus common stock traded on the FINRA (formerly the NASD) over-the-counter bulletin board, or the OTCBB.

Restrictions under federal securities laws:

In connection with the spin-off, on May 7, 2007, Pegasus filed a Registration Statement on Form 10-SB (File No.: 0-52628), or the Registration Statement, with the Securities and Exchange Commission, or the SEC, to register the Pegasus common stock under Section 12(g) of the Exchange Act. The Registration Statement went effective on July 6, 2007 through the operation of law 60 days after its initial filing. The spin-off will not become effective until 20 days after the date of the mailing of a Definitive Information Statement to our stockholders of record as of the Record Date, or the Distribution Date.

We believe that the shares of our common stock issued in the spin-off, other than to persons who will be officers, directors or 10% stockholders of Pegasus, will be freely tradeable in compliance with federal and state securities laws.  Officers, directors and 10% or greater stockholders of Pegasus, as well as certain other persons or parties who may be deemed to be "affiliates" of Pegasus under federal securities laws, should be aware that re-sales of Pegasus common stock by them will be subject to restrictions on resale, but may be sold subject to the volume limitations and other provisions of Rule 144 under the Securities Act of 1933, as amended, or other applicable exemptions. Officers, directors and 10% and greater stockholders of Pegasus may also be subject to the "short swing" profit rule of Section 16(b) of the Exchange Act

Dividend Policy:

We currently anticipate that no cash dividends will be paid on Pegasus common stock in the foreseeable future. The Pegasus’ Board periodically will reevaluate this dividend policy taking into account our operating results, capital needs, and the terms of our existing financing arrangements and other factors.

Available information:

Any person or entity may read and copy our reports with the Securities and Exchange Commission at the SEC's Public Reference Room at 100 F Street N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Room by calling the SEC toll free at 1-800-SEC-0330. The SEC also maintains an Internet site at http://www.sec.gov where reports, proxies and informational statements on public companies may be viewed by the public.

INFORMATION ABOUT SINO HOLDINGS

Organizational History

Sino Gas International Holdings, Inc. was incorporated under the laws of the State of Utah on August 19, 1983 as Evica Resources, Inc. On April 5, 1984, we changed our name to American Arms, Inc. American Arms, Inc. commenced the manufacture and sale of weapons and laser sights. On December 31, 1984, our Articles of Incorporation were suspended for failure to file an annual report. Our Articles of Incorporation were reinstated on December 19, 1985 by the Utah Department of Commerce, Division of Corporations. On October 1, 1984, our Articles of Incorporation were suspended a second time for failure to file an annual report. Our Certificate of Incorporation was reinstated on November 21, 1986 again by the State of Utah, Department of Commerce, Division of Corporations.

On April 12, 1988, we changed our name to American Industries, Inc. as we were no longer engaged in the manufacturing and sale of weapons and laser sights. American Industries, Inc. was in the business of providing room safes for hotels.

On February 19, 2002, we formed a subsidiary corporation named Pegasus Tel, Inc. under the laws of the State of Delaware, in order to enter into the telecommunications business. On March 28, 2002, Pegasus Tel, Inc. merged with Pegasus Communications, Inc., a New York corporation, with Pegasus Tel, Inc. as the surviving entity. On January 14, 2002 we purchased payphone assets consisting of 29 payphones and associated equipment from the Margaretville Telephone Company for $11,600. On May 21, 2002, we changed our name to Dolce Ventures, Inc.

On September 7, 2006, we consummated a share exchange transaction with the shareholders of GAS Investment China Co., Ltd. (“Gas (BVI)”), the parent company of Beijing Gas, whereby we exchanged 14,361,646 shares of our series A convertible preferred stock, par value $01 per share, for all of the issued and outstanding stock of Gas (BVI) held by the shareholders of Gas (BVI). As a result of the share exchange transaction, Gas (BVI) became our wholly-owned subsidiary, and Beijing Gas became our indirectly wholly-owned subsidiary. In addition, as a result of the share exchange transaction, we ceased being a shell company as such term is defined in Rule 12b-2 under the Exchange Act and are now engaged in the development of natural gas distribution systems and the distribution and supply of natural gas in the People’s Republic of China, or PRC.

On November 17, 2006, we changed our name to Sino Gas International Holdings, Inc., announced our new trading symbol, SGAS, and effected a 304.44-for-1 reverse stock split.

Description of Business of Sino Gas

Sino Gas is primarily engaged in the development of natural gas distribution systems in small and medium-sized cities in the China, as well as the distribution of natural gas to residential, commercial and industrial customers in China through its indirectly owned subsidiaries in China, Beijing Zhong Ran Wei Ye Gas Co., Ltd., or Beijing Gas, and its subsidiaries.

Sino Gas owns and operates 23 natural gas distribution systems serving approximately 63,000 residential and five commercial and industrial customers. Its facilities include approximately 700 kilometers (km) of pipeline and delivery networks with a designed daily capacity of approximately 70,000 cubic meters of natural gas. Currently, Sino Gas is constructing an additional four natural gas distribution systems. It owns and operates natural gas distribution systems primarily in Hebei, Jiangsu, Shandong and Anhui Provinces.

Organization and Structure of Sino Gas

Sino Gas operates through its indirectly-owned subsidiaries in the PRC, Beijing Gas and its subsidiaries. A separate subsidiary with nominal operations, Pegasus Tel, owns and operates payphones. As reported by Sino Gas’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, Sino Gas plans to spin off Pegasus Tel in the form of a dividend to its shareholders of record as of August 30, 2006.

As of September 30, 2007, Sino Gas’s corporate structure is set forth below:

(1) The subsidiaries of Beijing Gas are set forth below:

Subsidiary	Beijing Gas’s Equity Interest
Yu Tian county Zhong Ran Wei Ye Gas Ltd.	90%
Ning Jing Wei Ye Gas Ltd.	95%
Xing Tang County Wei ye Gas Ltd.	95%
Lin Zhang County Wei Ye Gas Ltd.	85%
Jin Zhou Wei Ye Gas Ltd.	95%
Wu Qiao County Gas Ltd.	95%
Long Yao County Zhong Ran Wei Ye Gas Ltd.	95%
Shen Zhou Wei Ye Gas Ltd.	95%
Pei County Wei Ye Gas Ltd.	90%
Si Hong Wei Ye Gas Ltd.	95%
Si Shui Wei Ye Gas Ltd.	95%
Lang Fang Development Zone Wei Ye Dangerous Goods Transportation Ltd.	95%
Beijing Zhong Ran Xiang Ke Gas Technology Ltd.	40%
Zhangjiakou City Xiahuayuan Jinli Gas Ltd. Co.	100%
Yuxian Jinli Gas Ltd. Co.	100%
Beijing Chenguang Gas Ltd., Co.	100%
Changli Gas Co. Ltd.	100%
Hengshui Gas Co. Ltd.	100%

On August 31, 2006, the Board of Directors of Sino Gas (then known as Dolce Ventures, Inc.) authorized the distribution, or spin-off, of our shares of common stock to the holders of Sino Gas’s common stock as of the close of business on August 30, 2006, or the Record Date. The spin off is due to Pegasus’ nominal operations and markedly different and distinct business purpose and geographical focus than Sino Gas’s.

On May 7, 2007, Pegasus filed a Registration Statement on Form 10-SB (File No.: 0-52628), or the Registration Statement, with the Securities and Exchange Commission, or the SEC, to register the Pegasus common stock under Section 12(g) of the Exchange Act. The Registration Statement went effective on July 6, 2007 through the operation of law 60 days after its initial filing. The spin-off will not become effective until 20 days after the date of the mailing of a Definitive Information Statement to our stockholders of record as of the Record Date, or the Distribution Date.

Following the spin-off, we will no longer own any shares of Pegasus and Pegasus will be an independent company. Pegasus will solicit a broker dealer to act as a market maker of the Pegasus common stock and to make an application with the National Association of Securities Dealers to have the Pegasus common stock traded on the FINRA (formerly the NASD) over-the-counter bulletin board, or OTCBB.

The interim period between the decision of the Board of Directors to spin-off Pegasus and the filing and mailing of the Definitive Information Statement to effectuate the spin-off was primarily due to management focusing mainly on Sino-Gas’s operations and implementation of its business strategy and the fact that the two entities are located diverse geographical locations and service disparate industries.

INFORMATION ABOUT PEGASUS

Overview

Pegasus Tel, Inc., a Delaware corporation, or Pegasus, was incorporated under the laws of the State of Delaware on February 19, 2002 to enter into the telecommunication business. Our company is a wholly-owned subsidiary of Sino Gas International Holdings, Inc., a Utah corporation, or Sino Gas.

As reported by Sino Gas in its Annual Report on Form 10-KSB, Sino Gas plans to spin off Pegasus to its stockholders as of August 30, 2006. As described below, the business purposes and geographical focus of Sino Gas and Pegasus are disparate in nature, with Sino Gas engaged in the development of natural gas distribution systems in People’s Republic of China, or the PRC or China, and Pegasus owning and operating a total of 15 payphones in New York State as of September 30, 2007. Due to these reasons, Sino Gas believes it is in its stockholders’ best interests to spin-off Pegasus.

On May 7, 007, Pegasus filed a Registration Statement on Form 10-SB (File No.: 0-52628), or the Registration Statement, with the Securities and Exchange Commission, or the SEC, to register the Pegasus common stock under Section 12(g) of the Exchange Act. The Registration Statement went effective on July 6, 2007 through the operation of law 60 days after its initial filing. The spin-off will not become effective until 20 days after the date of the mailing of a Definitive Information Statement to our stockholders of record as of the Record Date, or the Distribution Date.

Unless otherwise noted, words such as “we,” “us,” “our,” the “Company” and “Pegasus” refer to Pegasus Tel, Inc.

We believe that a public market for our common stock will create stockholder value and enable us to pursue potential business opportunities to grow and implement our business strategy which may include, the acquisition of complementary business and assets. We do not have any intentions of being public “shell” company in order to facilitate reverse acquisitions with unrelated businesses seeking to become publicly traded companies.

On the Record Date, there were 1,000 shares of Sino Gas’s common stock issued and outstanding. On May 15, 2007, Pegasus effected a 5,100 to one forward stock split, for an aggregate of 5,100,000 shares of common stock, to provide Sino Gas with a sufficient amount of shares for the spin-off. As of Record Date, there were 100,770,140 shares of common stock of Sino Gas issued and outstanding. As a result of the spin-off on a one-for-20 basis, a total of approximately 5,038,507 shares of our common stock will be distributed. This will constitute 100% of our issued and outstanding common stock upon the completion of the spin-off. Fractional shares, if any, will be rounded up to the nearest whole number. Unissued shares of common stock will be deemed treasury stock.

Services and Products

We own, operate and manage privately owned public payphones in the County of Delaware, State of New York. As of the date of this Information Statement, we own, operate and manage 15 payphones. We may pay site owners a commission based on a flat monthly rate or on a percentage of sales. Some of the businesses include, but are not limited to, retail stores, convenience stores, bars, restaurants, gas stations, colleges and hospitals. In the alternative, our agreement with business owners may be to provide the telecommunications services without the payment of any commissions.

The chart below describes the specific location of each of our 15 payphones and the amount of revenue generated by each payphone for the fiscal years ended December 31, 2006 and 2005 (audited) and quarters ended September 30, 2007 and 2006 (unaudited).

		Revenues ($)
		As of December 31,		As of September 30,
No.:	Location	2006	2005	2007	2006
		(Audited)	(Audited)	(Unaudited)	(Unaudited)
1	Andes Hotel 110 Main St. Andes, NY 13731	$150	$250	$642	$10

2	Andes Public Booth 21 Main St. Andes, NY 13731	$50	$250	$740	$10

3	A& P Super Food Mart 36 Bridge St. Margaretville, NY 12455 (outside)	$200	$835	$840	$150

4	A& P Super Food Mart 36 Bridge St. Margaretville, NY 12455 (inside)	$160	$848	$840	$150

5	Margaretville Central School 415 Main St. Margaretville, NY 12455	$20	$809	$850	$163

6	Margaretville Memorial Hospital 42084 State Hwy. 28 Margaretville, NY 12455 (downstairs)	$160	$1,067	$844	$150

7	Margaretville Memorial Hospital 42084 State Hwy. 28 Margaretville, NY 12455 (upstairs)	$80	$1,555	$840	$150

8	Mountainside Residential Care 42158 State Hwy. 28 Margaretville, NY 12455 (1st Floor)	$460	$1,068	$842	$160

9	Mountainside Residential Care 42158 State Hwy. 28 Margaretville, NY 12455 (2nd Floor)	$300	$801	$842	$150

10	Mountainside Residential Care 42158 State Hwy. 28 Margaretville, NY 12455 (3rd Floor)	$380	$367	$842	$150

11	Town of Middletown 42339 State Hwy. 28 Margaretville, NY 12455	$80	$185	$840	$150

12	Hess Mart 42598 State Hwy. 28 Margaretville, NY 12455	$48	$148	$140	$35

13	Arkville Country Store 43525 State Hwy. 28 Arkville, NY 12406	$15	$55	$150	$35

		Revenues ($)
		As of December 31,		As of September 30,
No.:	Location	2006	2005	2007	2006
		(Audited)	(Audited)	(Unaudited)	(Unaudited)
14	Hanah Country Club 44447 State Hwy. 30 Margaretville, NY 12455 (Seasonal)	$15	$55	$140	$35

15	Summerfield’s Rest. 654 Main St. Margaretville, NY 12455 (Seasonal)	$20	$55	$140	$10
	TOTAL:	$2,138	$8,348	$9,532	$1,508

The local telephone switch controls the traditional payphone technology. The local switch does not provide any services in the payphone that can benefit the owner of the phone. As we purchase phones from other companies, we upgrade them with "smart card" payphone technology which we license from Quortech. The upgrade is a circuit board with improved technology. The “smart card” technology allows us to determine on a preset time basis the operational status of the payphone. It also tells us when the coins in the phone have to be collected, the number and types of calls that have been made from each phone, as well as other helpful information that helps us provide better service to our payphone using public. This upgrade of the phones reduces the number and frequency of service visits due to outages and other payphone-related problems and, in turn, reduces the maintenance costs. Other companies manufacture the components of the payphones for the industry including Universal Communications and TCI, which provides hand sets, key pads, totalizers, and relays.

Market and Competition

The market in which we do business is highly competitive and constantly evolving. We face competition from the larger and more established companies -- from companies that develop new technology, as well as the many smaller companies throughout the country. The last several years have shown a marked increase in the use of cellular phones and toll free services which cut into our potential payphone customer base. Companies that have greater resources, including but not limited to, a larger sales force, more money, larger manufacturing capabilities and greater ability to expand their markets also cut into our potential payphone customers. Many of our competitors have longer operating histories, significantly greater financial strength, nationwide advertising coverage and other resources that we do not have. Our competitors might introduce a less expensive or more improved payphone. These, as well as other factors, can have a negative impact on our income.

The competition from cellular phones is a very serious threat that can result in substantially less revenue per payphone. We have attempted to address this issue by avoiding locations that service business travelers. For many years, these locations were the most lucrative, but now they are the locations most impacted by the cellular user.

The large former Bell companies who provide local service dominate the industry. These companies have greater financial ability than us, and provide the greatest competitive challenge. However, we compete with these companies by paying a commission to the site owner. The commission is an enticement for the site owner to use our phone on its site. We believe we are able to provide a higher quality customer service because the phones alert us to any technical difficulties, and we can service them promptly. The ability to immediately know that a problem exists with a payphone is very important because down time for a phone means lost revenue for us.

Significant Customers

We do not rely on a major customer for our revenue. We have a variety of small single businesses as well as some small chain stores that we service. We do not believe that we would suffer dramatically if any one customer or small chain decided to stop using our phones. We must buy dial tone for each payphone from the local exchange carrier. As long as we pay the carrier bill, it is required to provide a dial tone. As a regulated utility, the exchange carrier may not refuse to provide us service. Alternate service exists in certain areas where Verizon competitors are located. We use alternate local service providers when we can get a better price for the service. We use long distance providers on all the payphones.

Payphone users can circumvent the usual payment method and avoid inserting a coin by using an access code or 800 number provided by a long distance carrier. These “dial-around” numbers, while convenient for users, leave payphone service providers uncompensated for the call made. The Federal Communications Commission, or the FCC, as instructed by Congress in the Telecommunications Act of 1996, created regulations to ensure that payphone service providers receive compensation for these “dial-around” calls.

The FCC requires the sellers of long distance toll free services to pay the payphone owner $0.494 cents per call. These funds are remitted quarterly through a service provided by the American Public Communication Council (APCC).

Intellectual Property

As we purchase phones from other companies, we upgrade them with "smart card" payphone technology. The upgrade is a circuit board with improved technology. The “smart card” technology allows us to determine on a preset time basis the operational status of the payphone. We are given a license to use the “smart card” technology from Quortech, the founder and manufacturer of “smart card” technology. The technology informs us when the coins in the phone have to be collected, the number and types of calls that have been made from each phone, as well as other helpful information that helps us provide better service to our payphone using public. This upgrade of the phones reduces the number and frequency of service visits due to outages and other payphone-related problems and, in turn, reduces the maintenance costs. Other companies manufacture the components of the payphones for the industry including Universal Communications and TCI, which provides hand sets, key pads, totalizers, and relays.

We do not own any patents or trademarks. Companies in the telecommunications industry and other industries in which we compete own large numbers of patents, copyrights and trademarks and frequently enter into litigation based on allegations of infringement or other violations of intellectual property rights. As we face increasing competition, the possibility of intellectual property claims against us grows. We might not be able to withstand any third-party claims or rights against their use.

 Government Regulation

We are subject to varying degrees of regulation by federal, state, local and foreign regulators. The implementation, modification, interpretation and enforcement of these laws and regulations vary and can limit our ability to provide many of our services. Our ability to compete in our target markets depends, in part, upon favorable regulatory conditions and the favorable interpretations of existing laws and regulations.

FCC Regulation and Interstate Rates

Our services are subject to the jurisdiction of the Federal Communications Commission (FCC) with respect to interstate telecommunications services and other matters for which the FCC has jurisdiction under the Communications Act of 1934, as amended.

Payphone users can circumvent the usual payment method and avoid inserting a coin by using an access code or 800 number provided by a long distance carrier. These “dial-around” numbers, while convenient for users, leave payphone service providers uncompensated for the call made. The Federal Communications Commission, as instructed by Congress in the Telecommunications Act of 1996, created regulations to ensure that payphone service providers receive compensation for these “dial-around” calls.

The FCC requires the sellers of long distance toll free services to pay the payphone owner $0.494 cents per call. These funds are remitted quarterly through a service provided by the American Public Communication Council “APCC.”

If the FCC regulation requiring sellers of long distance toll free services to pay payphone owners $0.494 per call is reduced or repealed, it could have a negative effect upon our revenue stream. We have no control over what rules and regulations the state and federal regulatory agencies require us to follow now or in the future. It is possible for future regulations to be so financially demanding that they cause us to go out of business. We are not aware of any proposed regulations or changes to any existing regulations.

Telecommunications Act of 1996

The Telecommunications Act of 1996, regulatory and judicial actions and the development of new technologies, products and services have created opportunities for alternative telecommunication service providers, many of which are subject to fewer regulatory constraints. We are unable to predict definitively the impact that the ongoing changes in the telecommunications industry will ultimately have on our business, results of operations or financial condition. The financial impact will depend on several factors, including the timing, extent and success of competition in our markets, the timing and outcome of various regulatory proceedings and any appeals, and the timing, extent and success of our pursuit of new opportunities resulting from the Telecommunications Act of 1996 and technological advances.

Research and Development

We have not expended any money in the last two fiscal years on research and development activities.

Seasonality

Our revenues from payphone operation are affected by seasonal variations, geographic distribution of payphones and type of location. Because we operate in the northeastern part of the country with many of the payphones located outdoor, weather patterns affect our revenue streams. Revenues drop off significantly during winter and conversely show an increase in the spring and summer. Revenues are generally lowest in the first quarter and highest in the third quarter.

Employees

John F. Passalaqua, our Chief Financial Officer, Secretary and Director, works for us on a full-time basis. Carl E. Worboys, our President and Director, works for us on part-time and an as-needed basis. We have no other employees.

Description of Property

At the present time we do not own or lease any real property. Our operations are conducted our of Carl Worboy’s residence, located at 118 Chatham Road, Syracuse, NY 13203 Carl Worboys provides us this office space free of charge.

Security Ownership of Certain Beneficial Owners and Management

The table on the following page sets forth certain information concerning the beneficial ownership of our common stock by (i) each person known by us to be the owner of more than 5% of our outstanding common stock, (ii) each director, (iii) each Named Executive Officer, and (iv) all directors and executive officers as a group, without naming them assuming the completion of the spin-off to stockholders of record as of August 31, 2006, the Record Date. In general, “beneficial ownership” includes those shares a shareholder has the power to vote or the power to transfer, and stock options and other rights to acquire Common Stock that are exercisable currently or become exercisable within 60 days.

Except as indicated otherwise, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.  Unless otherwise indicated, the address of each of reporting person is c/o Pegasus Tel, Inc., 118 Chatham Road, Syracuse, NY 13203.

Beneficial Owner	Amount and Nature of Beneficial Ownership As of the Record Date	Percentage of Beneficial Ownership (1)	Amount and Nature of Beneficial Ownership As of the Record Date (2)	Percentage of Beneficial Ownership (3)	Amount and Nature of Beneficial Ownership After Spin-off	Percentage of Beneficial Ownership (4)
Sino Gas International Holdings, Inc. The Farmhouse 558 Lime Rock Road Lime Rock, CT 06039	1,000	100%	5,100,000	100%	0	--

Carl E. Worboys President and Director	0	—	0	—	400,000	7.94%

John F. Passalaqua Chief Financial Officer, Secretary and Director	0	—	0	—	436,050	8.65%

Kevin Kapanunik	0	—	0	—	303,757	6.03%

All Officers and Directors as a group (without naming them) (2 persons)	0	—	0	—	836,050	16.59%

(1) Based on 1,000 shares of common to stock issued and outstanding as of the Record Date.

(2) Reflects a 5,100 to one (5,100:1) forward stock split, for an aggregate of 5,100,000 shares of common stock, effected on May 15, 2007.

(3) Based on 5,100,000 shares of common stock issued and outstanding as of the date of this Information Statement.

(4) Based on approximately 5,038,507 shares of common stock that will be issued and outstanding after the completion of the spin-off, excluding shares that will be issued in lieu of fractional shares.

Directors, Executive Officers, Promoters and Control Persons

Name	Age	Position with Pegasus	Year First Became a Director
Carl E. Worboys	64	President and Director	2004
John F. Passalaqua	71	Chief Financial Officer, Secretary and Director	2004

Biographies

Carl E. Worboys is a practicing attorney in the State of New York. He has been active in the public payphone business for several clients. From 1992 to 2004, Mr. Worboys was in charge of regulatory affairs for American Telecommunications Enterprises, Inc., a long distance carrier, and is responsible for the development of payphone leasing programs for the carrier. From October 2004 to September 2006, Mr. Worboys served as an executive officer and director of Dolce Ventures, Inc.

John F. Passalaqua has been serving as the Chief Financial Officer, Secretary and Director of the company since October 2004. Mr. Passalaqua served as technical support employee for several payphone companies in the local area, including Daytone, Inc., a New York based phone company from September 2001 to September 2004. He was elected an officer and director of Dolce Ventures, Inc. in October 2004 through September 2006.

Involvement in Certain Legal Proceedings

During the past five years no director or executive officer of the company (i) has been involved as a general partner or executive officer of any business which has filed a bankruptcy petition; (ii) has been convicted in any criminal proceeding nor is subject to any pending criminal proceeding; (iii) has been subjected to any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (iv) has been found by a court, the Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law.

Executive Compensation

No compensation has been awarded to, earned by or paid to our officers or directors since our inception in 2002. Management has agreed to act with out compensation until authorized by our Board of Directors. As of the date of this Information Statement, we have no funds available to pay officers or directors. Further, our officers and directors are not accruing any compensation pursuant to any agreement with us.

Certain Relationships and Related Transactions

We are currently a wholly-owned subsidiary of Sino Gas. Sino Gas’s common stock is traded on FINRA’s Over the Counter Bulletin Board, or OTCBB, under the symbol “SGAS.”

After the spin-off, we will be an independent public company that is not controlled by Sino Gas and Sino Gas will hold no equity interest in us. We expect that our common stock will also be traded on the OTCBB at some point in time, although this may not occur. Our current board members and officers and directors will remain as our officers and directors following the spin-off.

Sino Gas has provided minimal service to us, including tax, treasury, legal, auditing , corporate development, risk management, regulatory, compensatory and other services. Following the spin-off we will be responsible for all of these costs. We will also incur costs associated with being a public company, including legal and audit fees in connection with preparing and filing periodic reports with the SEC. We anticipate that we will be able to pay for a majority of these fees by issuing restricted stock.

On October, 24, 2006, Mary Passalaqua, the sister-in-law of John Passalaqua, our CFO, Secretary and directors, loaned the company an aggregate amount of $5,000. We issued Mrs. Passalaqua a demand promissory note in the principal amount of $5,000 bearing interest at a rate of 10% per annum on October 24, 2006.

On September 19, 2006, Carl Worboys paid on behalf of the Company the amount of $224 for an invoice for National Registered Agents.  This advance is not evidenced by a promissory note and is not accruing interest

On September 13, 2006, Joseph Passalaqua, the brother of John Passalaqua, paid on behalf of our parent company, then Dolce Ventures Inc., an aggregate amount of $10,673 for three separate invoices so that there would not be any liabilities outstanding for Dolce Venture, Inc. that transferred to the new owner.  The liability of the loaned amount transferred to us, Pegasus Tel, Inc.  This advance is not evidenced by a promissory note and is not accruing interest.

Other than disclosed above, there have been no transactions have occurred since the beginning of our last fiscal year or are proposed with respect to which a director, executive officer, security holder owning of record or beneficially more than 5% of any class of our securities or any member of the immediate families of the foregoing persons had or will have a direct or indirect material interest

Description of Securities

Common Stock

Pegasus is authorized to issue 100 million (100,000,000) shares of common stock, par value $001 per share. All shares of Pegasus common stock have one vote per share on all matters including election of directors, without provision for cumulative voting. The common stock is not redeemable and has no conversion or preemptive rights. The common stock currently outstanding is validly issued, fully paid and non-assessable. In the event of liquidation of the company, the holders of common stock will share equally in any balance of the company's assets available for distribution to them after satisfaction of creditors and preferred stockholders, if any. The holders of Pegasus’ common stock are entitled to equal dividends and distributions per share with respect to the common stock when, as and if, declared by the board of directors from funds legally available.

There were 1,000 shares of common stock issued and outstanding as of the Record Date, all of which are owned by Sino Holdings (then known as Dolce Ventures, Inc.). Prior to the Distribution Date, Pegasus, with our written consent as the sole stockholder as required under the Delaware law, will effect a 5,100 to one forward stock split to provide us with enough shares of Pegasus common stock to distribute in the spin-off. Shares not distributed in the spin-off will be returned to the Pegasus as treasury stock.
Preferred Stock

In addition to the above-mentioned shares of common stock, Pegasus is authorized to issue ten million (10,000,000) shares of preferred stock, with a par value of $001 per share. Shares of the preferred stock of Pegasus may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation or title as shall be fixed by Pegasus’ Board of Directors prior to the issuance any shares thereof. At this time no shares of preferred stock have been issued by Pegasus.

Market for Common Stock

There is presently no market for Pegasus’ common stock. Following the spin-off, Pegasus intends, through a FINRA (formerly the NASD) registered broker-dealer, to file an application to have its shares traded on the FINRA (formerly the NASD) over-the-counter bulletin board.

Dividend Policy

We currently anticipate that no cash dividends will be paid on our common stock in the foreseeable future. Our Board periodically will reevaluate this dividend policy taking into account our operating results, capital needs, and the terms of our existing financing arrangements and other factors.

Transfer Agent

The transfer agent and registrar for Pegasus common stock is Fidelity Stock Transfer Company. You may contact the transfer agent and registrar at the address set forth below:

Fidelity Stock Transfer Company
1800 S. Temple, Suite 301
Salt Lake City, Utah 54118

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Forward-Looking Information and Cautionary Statements

When used in this section, the words "may," "will," "expect," "anticipate," "continue," "estimate," "project," "intend," and similar expressions are intended to identify forward-looking statements regarding events, conditions, and financial trends that may affect Pegasus’s future plan of operation, business strategy, operating results, and financial position. Persons reviewing this Information Statement are cautioned that any forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties and that actual results may differ materially from those included within the forward-looking statements as a result of various factors. Such factors include general economic factors and conditions that may directly or indirectly impact Pegasus’s financial condition or results of operation.

Although Pegasus believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance, or achievements. Moreover, Pegasus does not assume responsibility for the accuracy and completeness of such forward-looking statements. Pegasus is under no duty to update any of the forward-looking statements after the date of this Information Statement to conform such statements to actual results.

Unless otherwise noted, words such as “we,” “us,” “our,” the “Company” refer to Pegasus Tel, Inc.

Overview

Pegasus Tel, Inc., a Delaware corporation, or Pegasus, was incorporated under the laws of the State of Delaware on February 19, 2002 to enter into the telecommunication business. Our company is a wholly-owned subsidiary of Sino Gas International Holdings, Inc., a Utah corporation, or Sino Gas.

As reported by Sino Gas in its Annual Report on Form 10-KSB, Sino Gas plans to spin off Pegasus to its stockholders as of August 30, 2006, or the Record Date. As described below, the business purposes and geographical focus of Sino Gas and Pegasus are disparate in nature, with Sino Gas engaged in the development of natural gas distribution systems in People’s Republic of China, or the PRC or China, and Pegasus owning and operating a total of 15 payphones in New York State as of September 30, 2007. Due to these reasons, Sino Gas believes it is in its stockholders’ best interests to spin-off Pegasus.

On May 16, 2007, Sino Gas filed a Definitive Information Statement on Schedule 14C with the SEC in connection with our spin-off from Sino Gas and commenced mailing the Definitive Information Statement to its stockholders. In connection with our Form 10-SB discussed below, we received comments from the SEC regarding the Definitive Information Statement and we and Sino Gas are currently preparing an amendment to the Information Statement. Upon filing an amended Definitive Information Statement on 14C, Sino Gas will effectuate the spin-off no earlier than 20 days from the commencement date of mailing the Information Statement and Annual Report on Form 10-KSB to its stockholders of record as of the Record Date.

In connection with our spin-off from Sino Gas, on May 7, 2007, we filed a Registration Statement on Form 10-SB (File No.: 0-52628), or the Registration Statement, with the SEC to register the Pegasus common stock under Section 12(g) of the Exchange Act. The Registration Statement went effective on July 6, 2007 through the operation of law 60 days after its initial filing. Upon the effectiveness of the Registration Statement, we became subject to the reporting requirements of the Exchange Act, and accordingly, we are required to file periodic and other reports and other required information with the SEC.

 No trading market:

No public market currently exists for our common stock. We intend to secure and request that a broker-dealer / market maker submit an application to FINRA (formerly the NASD) in order to make a market for our shares and for the shares to be quoted on the OTC Bulletin Board. Stocks traded on the OTC are usually thinly traded, highly volatile, and not followed by analysis. Investors in our stock may experience a loss or liquidity problem with their share holdings.

Dividend Policy:

We currently anticipate that no cash dividends will be paid on our common stock in the foreseeable future. Our Board periodically will reevaluate this dividend policy taking into account our operating results, capital needs, and the terms of our existing financing arrangements and other factors.

Services and Products

We own, operate and manage privately owned public payphones in the County of Delaware, State of New York. As of May 7, 2007, we owned, operating and managed 15 payphones. We may pay site owners a commission based on a flat monthly rate or on a percentage of sales. Some of the businesses include, but are not limited to, retail stores, convenience stores, bars, restaurants, gas stations, colleges and hospitals. In the alternative, our agreement with business owners may be to provide the telecommunications services without the payment of any commissions.

The local telephone switch controls the traditional payphone technology. The local switch does not provide any services in the payphone that can benefit the owner of the phone. As we purchase phones from other companies, we upgrade them with "smart card" payphone technology which we license from Quortech. The upgrade is a circuit board with improved technology. The “smart card” technology allows us to determine on a preset time basis the operational status of the payphone. It also tells us when the coins in the phone have to be collected, the number and types of calls that have been made from each phone, as well as other helpful information that helps us provide better service to our payphone using public. This upgrade of the phones reduces the number and frequency of service visits due to outages and other payphone-related problems and, in turn, reduces the maintenance costs. Other companies manufacture the components of the payphones for the industry including Universal Communications and TCI, which provides hand sets, key pads, totalizers, and relays.

Basis of Presentation

The following discussion and analysis is based on our financial statements for the years ended December 31, 2006 and 2005 and unaudited financial statements for the three and nine months ended September 30, 2006 and 2005. In the opinion of management, the financial statements presented herein reflect all adjustments (consisting only of normal recurring adjustments) necessary for fair presentation. Interim results are not necessary indicative of results to be expected for the entire year.

We prepare our financial statements in accordance with generally accepted accounting principles, or GAAP, which require that management make estimates and assumptions that affect reported amounts. Actual results could differ from these estimates.

Certain of the statements contained below are forward-looking statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Spin-off

We believe our spin-off in the best interest of Pegasus and our stockholders due to our markedly distinct and unrelated business purpose and geographical focus from Sino Gas. After the spin-off, we will be an independent public company that is not controlled by Sino Gas and Sino Gas will hold no equity interest in us. Our current board members and officers and directors will remain as our officers and directors following the spin-off.

We expect that our spin-off from Sino Gas will allow our management team to focus solely on the opportunities and challenges specific to our business, create investor clarity, which should allow the investment community to better understand and evaluate our business and expand the pool of capital available to us and increase the long term value of our common stock. In addition, the spin-off will enable us to offer management and employees equity incentives that are economically aligned with the financial performance of our business and allow us to make acquisitions using our stock, if we choose to make such acquisitions. We will, however, be required to absorb the costs of being a reporting company apart from Sino Gas, including incurring professional and printer fees associated with preparing and filing registration statements and periodic reports under the Securities Act and/or the Exchange Act, as the case may be.

Since the effectiveness of the Company’s Registration Statement on Form 10-SB on July 6, 2007, we have been be subject to the reporting requirements of the Exchange Act, including filing quarterly, annual and current reports with the SEC. We intend to secure and request that a broker-dealer/market maker submit an application to FINRA in order to make a market for our shares and for the shares to be quoted on the OTC Bulletin Board. We believe that a public market for our common stock will create stockholder value and enable us to pursue potential business opportunities to grow and implement our business strategy.

Sino Gas has provided minimal service to us, including tax, treasury, legal, auditing, corporate development, risk management, regulatory, compensatory and other services. Following the spin-off we will be responsible for all of these costs. We will also incur costs associated with being a public company, including legal and audit fees in connection with preparing and filing periodic reports with the SEC. We anticipate that we will be able to pay for a majority of these fees by issuing restricted stock.

Seasonality

Our revenues from payphone operation are affected by seasonal variations, geographic distribution of payphones and type of location. Because we operate in the northeastern part of the country with many of the payphones located outdoor, weather patterns affect our revenue streams. Revenues drop off significantly during winter and conversely show an increase in the spring and summer. Revenues are generally lowest in the first quarter and highest in the third quarter.
Our installed payphone base generates revenue from two principal sources: coin-calls and non-coin calls.

1. Coin calls:

Coin calls represent calls paid for by customers who deposit coins into the payphones. Coin call revenue is recorded as the actual amount of coins collected from the payphones.

2. Non-Coin calls:

Non-coin revenue includes commissions from operator service telecommunications companies and a “dial-around” commission of $0.494 per call that the FCC requires sellers of long distance toll free services to pay payphone owners. The commissions for operator services are paid 45 days in arrears. These funds are remitted quarterly through a service provided by the American Public Communication Council (APCC).

Costs related to our operations

The principal costs related to the ongoing operation of our payphones include telecommunication costs, commissions and depreciation. Telecommunication expenses consist of payments made by us to local exchange carriers and long distance carriers for access to and use of their telecommunications networks and service and maintenance costs. Commission expense represents payments to owners or operators of the premises at which a payphone is located.

Fiscal year ended December 31, 2006 compared to the fiscal year ended December 30, 2005

Results of Operations

Our total revenue decreased by approximately $6,210, or approximately 74%, from approximately $8,348 for the year ended December 31, 2005 to approximately $2,138 for the year ended December 31, 2006. This decrease was primarily due to a series of upgrades that caused interruptions at the central office of Margaretville Telephony Company, the Company’s sole dial tone provider. Another factor is a lower call volume on our payphones resulting from the growth in wireless communications which is expected to continue in the future. We intend, however, to counteract this growing trend by increasing the reliability of service and upgrading our current products in revenue generating areas. . In fiscal year 2006, we removed five unprofitable locations.

Our coin call revenues decreased by approximately $4,607, or approximately 98%, from approximately $4,742 for the year ended December 31, 2005 to approximately $135 for year ended December 31, 2006. The decrease in coin call revenue was primarily attributable to a series of upgrades that caused interruptions at the central office of Margaretville Telephony Company, the Company’s sole dial tone provider. Another factor is the reduced number of payphones we operated due to the increased competition from wireless communication services which is expected to continue in the future.

Our non-coin call revenue, or commission income, which is comprised primarily of “dial around” revenue and operator service revenue decreased by approximately $1,603, or approximately 45%, from approximately $3,606 for the year ended December 31, 2005 to $2,003 for the year ended December 31, 2006. This decrease was primarily due to a correction of a previous disruption of service and outage by our telephone service provider. The FCC requires the sellers of long distance toll free services to pay the payphone owner $0.494 cents per “dial-around” call. These funds are remitted quarterly through a service provided by the American Public Communication Council (APCC).

Costs of services

Our overall cost of services decreased by $168, or approximately 3%, from $6,769 for the year ended December 21, 2005, to $6,601 for the year ended December 31, 2006. The principal costs related to the ongoing operation of our payphones include telecommunication costs, commissions and depreciation. Telecommunication costs consist of payments made by us to local exchange carriers and long distance carriers for access to and use of their telecommunications networks and service and maintenance costs. Commission expense represents payments to owners or operators of the premises at which a payphone is located. The telecommunication costs decreased by $1,053 due to the company reducing the network of payphones for the year ended December 31, 2006 when compared to the same period in 2005. Commissions decreased by $83 for the year ended December 31, 2006 when compared to the same period in 2005 due to a lower volume of calls. Depreciation increased by $968 for the year ended December 31, 2006 when compared to the same period in 2005. Once a low revenue payphone is identified, we offer the site owner an opportunity to purchase the equipment. If the site owner does not purchase the payphone, we remove it from the site. Also a correction was made at the central office of Margaretville Telephony Company to provide a higher level of uninterrupted service to increase revenue in the future. We own telephone equipment which provides a service for a number of years. The term of service is commonly referred to as the "useful life" of the asset. Because an asset such as telephone equipment or motor vehicle is expected to provide service for many years, it is recorded as an asset, rather than an expense, in the year acquired. A portion of the cost of the long-lived asset is reported as an expense each year over its useful life and the amount of the expense in each year is determined in a rational and systematic manner.

Operation and administrative expenses

Operating expenses decreased by $199, or approximately 2%, from $12,267 for the year ended December 31, 2005, to $12,068 for the year ended December 31, 2006. Professional fees increased by $864 to $9,929 for the fiscal year ended December 31, 2006 from $9,065 for the fiscal year ended December 31, 2005. This increase was primarily due to increased professional fees to accountants and attorneys throughout the year for performing various tasks. Advertising expenses increased by $770 in 2006 when compared to 2005. Expenses for outside services decreased by $2.239 in 2006 from $2,854 for the fiscal year ended December 31, 2005 to $615 for the fiscal year ended December 31, 2006. This decrease was primarily due to decreased fees we pay to an outside company to collect and maintain our network of payphones. Office expenses, which primarily make up the General and Administrative expenses, increased by $406 for the fiscal year in 2006 from $348 for the fiscal year ended December 31, 2005 for the fiscal year ended December 31, 2005 to $754 for the fiscal year ended December 31, 2006.

Going Concern Qualification

In their Independent Auditor's Report for the fiscal years ending December 31, 2005 and December 31, 2006, Robison, Hill & Co., our auditors, states that we have incurred annual losses since inception raising substantial doubt about our ability to continue as a going concern.

Three months ended September 30, 2007 compared to the three months ended September 30, 2006

Results of Operations

Our total revenue increased by $2,803, or approximately 445%, from $630 for the three months ended September 30, 2006 to $3,433 for the three months ended September 30, 2007. This increase was primarily attributable a correction of a previous disruption of service during 2006. This was due to a series of upgrades that caused interruptions at the central office of Margaretville Telephony Company, the Company’s sole dial tone provider.

Our coin call revenues increased by $1,337, or approximately 100%, from $0 for the months ended September 30, 2006 to $1,337 for three months ended September 30, 2007. This increase was primarily attributable a correction of a previous disruption of service during 2006. This was due to a series of upgrades that caused interruptions at the central office of Margaretville Telephony Company, the Company’s sole dial tone provider.

Our non-coin call revenue, or commission income, which is comprised primarily of “dial-around” revenue and operator service revenue increased by $1,466, or approximately 233%, from $630 for the three months ended September 30, 2006 to $2,096 for the three months ended September 30, 2007. This was due to a series of upgrades that caused interruptions at the central office of Margaretville Telephony Company, the Company’s sole dial tone provider. The FCC requires the sellers of long distance toll free services to pay the payphone owner $0.494 cents per “dial-around” call. These funds are remitted quarterly through a service provided by the American Public Communication Council (APCC).

Costs of Services

Our overall cost of services decreased by $673 or approximately 27%, from $2,470 for the three months ended September 30, 2006 to $1,797 for the three months ended September 30, 2007. Cost of services is made up of commission expense, telecommunication costs, and depreciation expense. Commissions increased by $296 for the three months ended September 30, 2007 due to a higher volume of calls. The telecommunication costs increased by $325 due to the higher cost of telecommunication services and product price when compared to the same period in 2006. Depreciation decreased by $1,294 for the three months ended September 30, 2007 when compared to the same period in 2006. We own telephone equipment which provides a service for a number of years. The term of service is commonly referred to as the "useful life" of the asset. Because an asset such as telephone equipment or motor vehicle is expected to provide service for many years, it is recorded as an asset, rather than an expense, in the year acquired. A portion of the cost of the long-lived asset is reported as an expense each year over its useful life and the amount of the expense in each year is determined in a rational and systematic manner.

Operation and administrative expenses

Operating expenses increased by $2,985, or approximately 1,059%, from $282 for the three months ended September 30, 2006 to $3,267 for three months ended September 30, 2007. Professional fees increased by $1,997 in three months ended September 30, 2007 when compared with the same period in 2006. These are fees we pay to accountants and attorneys throughout the quarter for performing various tasks. Office expense, which primarily makes up the General and Administrative expenses, increased by $988 for the three months ended September 30, 2007 when compared to the same period ending 2006.

Nine months ended September 30, 2007 compared to the nine months ended September 30, 2006

Results of Operations

Our total revenue increased by $8,024, or approximately 532%, from $1,508 for the nine months ended September 30, 2006 to $9,532 for the nine months ended September 30, 2007. This increase was primarily attributable a correction of a previous disruption of service during 2006. This was due to a series of upgrades that caused interruptions at the central office of Margaretville Telephony Company, the Company’s sole dial tone provider.

Our coin call revenues increased by $3,607, or approximately 2,672%, from $135 for the nine months ended September 30, 2006 to $3,742 for nine months ended September 30, 2007. This increase was primarily attributable a correction of a previous disruption of service during 2006. This was due to a series of upgrades that caused interruptions at the central office of Margaretville Telephony Company, the Company’s sole dial tone provider.

Our non-coin call revenue, or commission income, which is comprised primarily of “dial-around” revenue and operator service revenue increased by $4,417, or approximately 322%, from $1,373 for the nine months ended September 30, 2006 to $5,790 for the nine months ended September 30, 2007. This was due to a series of upgrades that caused interruptions at the central office of Margaretville Telephony Company, the Company’s sole dial tone provider. The FCC requires the sellers of long distance toll free services to pay the payphone owner $0.494 cents per “dial-around” call. These funds are remitted quarterly through a service provided by the American Public Communication Council (APCC).

Costs of Services

Our overall cost of services increased by $764, or approximately 15%, from $5,109 for the nine months ended September 30, 2006 to $5,873 for the nine months ended September 30, 2007. The principal costs related to the ongoing operation of our payphones include telecommunication costs, commissions and depreciation. Telecommunication costs consist of payments made by us to local exchange carriers and long distance carriers for access to and use of their telecommunications networks and service and maintenance costs. Commission expense represents payments to owners or operators of the premises at which a payphone is located. The telecommunication costs increased by $635 due to the higher cost of telecommunication services and product price when compared to the same period in 2006. Commissions increased by $1,629 in the nine months ended September 30, 2007 due to a higher volume of calls. Depreciation decreased by $1,500 in the nine months ended September 30, 2007 when compared to the same period in 2006. We own telephone equipment which provides a service for a number of years. The term of service is commonly referred to as the "useful life" of the asset. Because an asset such as telephone equipment or motor vehicle is expected to provide service for many years, it is recorded as an asset, rather than an expense, in the year acquired. A portion of the cost of the long-lived asset is reported as an expense each year over its useful life and the amount of the expense in each year is determined in a rational and systematic manner.

Operation and Administrative Expenses

Operating and administrative expenses increased by $40,540, or approximately 710%, from $5,706 for the nine months ended September 30, 2006 to $46,246 for nine months ended September 30, 2007. Professional fees increased by $39,446 for the nine months ended September 30, 2007 when compared with the same period in 2006. These are fees we pay to accountants and attorneys throughout the quarter for performing various tasks. Advertising expenses decreased by $770 for the nine months ended September 30, 2007 when compared to the nine months ended September 30, 2006. Outside serviced decreased by $615 for the nine months ended September 30, 2007 when compared to the same period ending 2006. Office expenses, which primarily make up the General and Administrative expenses, increased by $2,479 for the nine months ended September 30, 2007 when compared to the same period ending 2006.

Liquidity and Capital Resources

Our primary source of liquidity has been from borrowing funds from certain executive officers and principal stockholders related to certain of our executive officers. As of September 30, 2007, we had $212 in cash and cash equivalents and an accumulated deficit of $118,271. As of December 31, 2006, we had $205 cash and cash equivalents on hand, and accumulated deficit of $75. Our net loss for the nine months ended September 30, 2007 increased by $33,275. The net loss was $42,587 in the nine months ended September 30, 2007 and $9,312 for the nine months ended September 30, 2006. Our accounts receivable for the nine months ended September 30, 2007 was $3,555.

As of September 30, 2007, we have a note payable to Joseph Passalaqua in the amount of $10,673 that is non-interest bearing, notes payable to Mary Passalaqua in the amount of $35,300 that range between 10% and 15% interest bearing per annum and a note payable to Carl Worboys in the amount of $224 that is non- interest bearing per annum. All notes are payable upon demand. Although we believe that our current cash from borrowings will be insufficient to fund our operations and to satisfy our long-term liquidity needs for the next twelve months, we intend to raise additional capital from future borrowings and financings.

Critical Accounting Policies & Estimates

The following describes critical accounting policies and estimates:

Use of Estimates

It is important to note that when preparing the financial statements in conformity with U.S. generally accepted accounting principles, management is required to make certain estimates and assumptions that affect the amounts reported and disclosed in the financial statements and related notes. Actual results could differ if those estimates and assumptions approve to be incorrect.

On an ongoing basis, we evaluate our estimates, including those related to estimated customer life, used to determine the appropriate amortization period for deferred revenue and deferred costs associated with licensing fees, the useful lives of property and equipment as well as in U.S. dollar exchange rates with the Russian ruble, among others, as well as our estimates of the value of common stock for the purpose of determining stock-based compensation. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities.

Off-Balance Sheet Arrangements

We did not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of 90 days or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Revenue Recognition

The Company derives its primary revenue from the sources described below, which includes dial-around revenues, coin collections, telephone equipment repairs, and sales. Other revenue generated by the company includes sales commissions.

Dial Around revenues are generated from calls to gain access to a different long distance carrier than is already programmed into the phone. Revenues from dial around calls are recorded based upon estimates until the coin collection revenues are generated when caller deposit coins into phones to make calls. Coin revenues are recorded in an equal amount to the coins collected. Revenues on commissions and telephone equipment and sales are realized when the services are provided.

The Company recognizes revenues in accordance with the Securities and Exchange Commission Staff Accounting Bulletin (SAB) number 104, "Revenue Recognition." SAB 104 clarifies application of U. S. generally accepted accounting principles to revenue transactions. The Company recognizes revenue when the earnings process is complete. That is, when the arrangements of the goods are documented, the pricing becomes final and collectibility is reasonably assured. An allowance for bad debt is provided based on estimated losses. For revenue received in advance for goods, the Company records a current liability classified as either deferred revenue or customer deposits. As of September 30, 2007, there was no deferred revenue.

Allowance for Doubtful Accounts

The Company recognizes an allowance for doubtful accounts to ensure accounts receivable are not overstated due to uncollectibility. Bad debt reserves are maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience. An additional reserve for individual accounts is recorded when the Company becomes aware of a customer’s inability to meet its financial obligation, such as in the case of bankruptcy filings or deterioration in the customer’s operating results or financial position. If circumstances related to customers change, estimates of the recoverability of receivables would be further adjusted. As of September 30, 2007, the Company has determined an allowance for doubtful accounts is not necessary.

Fixed Assets

Fixed assets are stated at cost. Depreciation expense for the nine months ended September 30, 2006 and September 30, 2007, were $2,009 and $509 respectively. Depreciation and amortization are computed using the straight-line and accelerated methods over the estimated economic useful lives of the related assets as follows:
Asset	Rate
Payphone Equipment	5 years

Upon sale or other disposition of property and equipment, the cost and related accumulated depreciation or amortization are removed from the accounts and any gain or loss is included in the determination of income or loss. Expenditures for maintenance and repairs are charged to expense as incurred. Major overhauls and betterments are capitalized and depreciated over their estimated economic useful lives.

Maintenance and repairs are charged to operations; betterments are capitalized. The cost of property sold or otherwise disposed of and the accumulated depreciation thereon are eliminated from the property and related accumulated depreciation accounts, and any resulting gain or loss is credited or charged to income.

Concentration of Credit Risk

The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

Pervasiveness of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Loss per Share

Basic loss per share has been computed by dividing the loss for the period applicable to the common stockholders’ by the weighted average number of common shares outstanding during the period. There were no common equivalent shares outstanding during the period ended September 30, 2007.

Financial Instruments

The Company’s financial assets and liabilities consist of cash, inventory, accounts receivable, property and equipment, and accounts payable. Except as otherwise noted, it is management’s opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying values due to the sort-term maturities of these instruments.

Income Taxes

The Company accounts for income taxes under the provisions of SFAS No.109, “Accounting for Income Taxes.” SFAS No.109 requires recognition of deferred income tax assets and liabilities for the expected future income tax consequences, based on enacted tax laws, of temporary differences between the financial reporting and tax bases of assets and liabilities.

Reclassification

Certain reclassifications have been made in the 2006 financial statements to conform to the September 30, 2007 presentation.

Recent Accounting Standards

In February 2006, The FASB issued SFAS No. 155 "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140." This statement amends FASB 133, Accounting for Derivative Instruments and Hedging Activities and Statement and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The statement permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that would otherwise require bifurcation clarifies which interest only strips and principal are not subject to the requirements of Statement 133, establishes a requirement to evaluate interest in securitized financial assets, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument to a beneficial interest other than another derivative financial instrument. The statement is effective for fiscal years beginning after September 15, 2006. Management does not expect this statement to have any material effect on its financial statements.

In March 2006 the FASB issued SFAS No. 156 “Accounting for Servicing of Financial Instruments - an amendment of FASB No.140, Accounting for Transfers and Servicing of Financial Instruments and Extinguishments of Liabilities.” The statement requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service an asset by entering into a servicing contract, requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair market value, permits an entity to choose either the amortization method or fair market value measurement method for subsequent measurement periods for each class of separately recognized servicing assets and servicing liabilities, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights at its initial adoption, and requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value. The statement is effective for fiscal years beginning after September 15, 2006. Management does not expect this statement to have any material effect on its financial statements

In June, 2006 the FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109”. This Interpretation clarifies, among other things, the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition is effective for fiscal years beginning after December 15, 2006. Earlier application is encouraged if the enterprise has not yet issued financial statements, including interim financial statements, in the period the Interpretation is adopted. FIN 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109, is effective for fiscal years beginning after December 15, 2006. Earlier application is encouraged if the enterprise has not yet issued financial statements, including interim financial statements, in the period the Interpretation is adopted. Management is evaluating the financial impact of this pronouncement.

In September 2006, the FASB issued SFAS No. 157, "Accounting for Fair Value Measurements." SFAS No. 157 defines fair value, and establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for the Company for financial statements issued subsequent to November 15, 2007. The Company does not expect the new standard to have any material impact on the financial position and results of operations.

In September 2006, the staff of the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108 (“SAB 108”) which provides interpretive guidance on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. SAB 108 becomes effective in fiscal 2007. Management is evaluating the financial impact of this pronouncement.

Available Information

Sino Holdings is subject to the informational reporting requirements of the Exchange Act, and accordingly, is required to file registration statements, reports, proxy statements and other information with the SEC, including financial statements. In connection with the spin-off, Pegasus filed a Registration Statement on Form 10-SB (File No.: 0-52628), or the Registration Statement, with the Securities and Exchange Commission, or the SEC, to register the Pegasus common stock under Section 12(g) of the Exchange Act. The Registration Statement went effective on July 6, 2007 through the operation of law 60 days after its initial filing. Upon the effectiveness of such registration statement, Pegasus are now subject to the informational reporting requirements of the Exchange Act, and accordingly, will be required to file registration statements, reports, proxy statements and other information with the SEC, including financial statements.

You are able to read and copy Sino Holdings’ reports, and will be able to read and copy Pegasus’ reports once Pegasus is a reporting company, at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. You may also inspect these reports at the SEC's website at http://www.sec.gov or you may obtain copies of these materials at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.

PEGASUS TEL, INC.
(A Development Stage Company)

-:-

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ REPORT

DECEMBER 31, 2006

CONTENTS

Page

Independent Registered Public Accountants’ Report	F -1

Balance Sheets
December 31, 2006 and December 31, 2005	F - 3

Statements of Operations for the year ended December 31, 2006 and for the year ended December 31, 2005 and the cumulative period from February 19, 2002 (inception) to December 31, 2006	F - 4

Statement of Stockholders' Equity Since February 19, 2002 (inception) to December 31, 2006	F - 5

Statements of Cash Flows for year ended December 31, 2006 and for the year ended December 31, 2005 and the cumulative period from February 19, 2002 (inception) to December 31, 2006	F - 6

Notes to Financial Statements	F - 7

ROBISON, HILL & CO.	Certified Public Accountants
A PROFESSIONAL CORPORATION
BRENT M. DAVIES, CPA
DAVID O. SEAL, CPA
W. DALE WESTENSKOW, CPA
BARRY D. LOVELESS, CPA
STEPHEN M. HALLEY, CPA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Pegasus Tel, Inc.
(A Development Stage Company)

We have audited the accompanying balance sheets of Pegasus Tel, Inc. (a development stage company) as of December 31, 2006, and 2005, and the related statements of operations, changes in stockholders’ equity, and cash flows for the years ended December 31, 2006, and 2005, and the cumulative since February 19, 2002 (inception) to December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pegasus Tel, Inc. as of December 31, 2006, and 2005 and the results of its operations and its cash flows for the years ended December 31, 2006, and 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred net losses from operations has minimal revenues and requires additional financing in order to finance its business activities on an ongoing basis, which raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty

\s\ Robison, Hill & Co.
Certified Public Accountants

Salt Lake City, Utah
April 3, 2007

MEMBERS OF AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
MEMBERS OF THE SEC PRACTICE SECTION and THE PRIVATE COMPANIES PRACTICE SECTION

1366 East Murray-Holladay Road, Salt Lake City, Utah 84117-5050

PEGASUS TEL, INC.
(A Development Stage Company)
BALANCE SHEETS

	December 31,
	2006	2005
Assets:
Cash and Cash Equivalents	$205	$3,960
Accounts Receivable	240	2,496

Total Current Assets	445	6,456

Property and Equipment:
Payphone Equipment	12,600	11,600
Less Accumulated Depreciation	(12,091)	(9,691)

Net Property and Equipment	509	1,909

Total Assets	$954	$8,365

Liabilities:
Accounts Payable	$2,962	$3,533
Due to Dolce Ventures	-	62,920
Accrued Interest	95
Related Party Payable-Joseph Passalaqua	10,673	-
Related Party Payable-Mary Passalaqua	5,000	-
Related Party Payable-Carl Worboys	224	-

Total Liabilities	18,954	66,453

Stockholders' Equity:
Preferred Stock, Par value $0.001, Authorized 10,000,000
shares, Issued 0 shares at December 31, 2006
and December 31, 2005	-	-
Common Stock, Par value $0.001, Authorized 100,000,000
shares; Issued 5,100,000 shares at December 31, 2006
and December 31, 2005	510	510
Paid-In Capital	57,174	490
Deficit Accumulated During Development Stage	(75,684)	(59,088)
Total Stockholders' Equity	(18,000)	(58,088)

Total Liabilities and Stockholders' Equity	$954	$8,365

The accompanying notes are an integral part of these financial statements.

PEGASUS TEL, INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS

			Cumulative
			Since
			February 19,
			2002
	For the Year Ended		Inception of
	December 31,		Development
	2006	2005	Stage
Revenues	$2,138	$8,348	$43,640
Costs of Services	(6,601)	(6,769)	(49,039)

Gross Margin	(4,463)	1,579	(5,399)

Expenses
Accounting	7,657	9,065	22,602
Advertising	770	-	770
Bookkeeping	2,272	-	2,272
General and Administrative	754	348	7,883
Legal	-	-	13,790
Outside Services	615	2,854	21,983

Operating Expenses	12,068	12,267	69,300

Net Loss Before Taxes	(16,531)	(10,688)	(74,699)

Income and Franchise Tax	65	379	985

Net Loss	(16,596)	(11,067)	(75,684)

Loss per Share, Basic &
Diluted	$(0.01)	$0.01

Weighted Average Shares
Outstanding	5,100,000	5,100,000

The accompanying notes are an integral part of these financial statements.

PEGASUS TEL.
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS' EQUITY

				Deficit
				Accumulated
				Since
				February 19,
				2002
				Inception of
	Common Stock		Paid in	Development
	Shares	Par Value	Capital	Stage

Balance at February 19, 2002	-	$-	$-	$-

Net Loss	-	-	-	(25,809)

Balance at December 31, 2002	-	-	-	(25,809)

December 31, 2003, Stock Issued as Intercompany Dues	1,000	1	999	-

Forward Stock Split 5,100 to 1	5,100,000	509	(509)

Net Loss	-	-	-	(15,704)

Balance at December 31, 2003	5,100,000	510	490	(41,513)

Net Loss	-	-	-	(6,508)

Balance at December 31, 2004	5,100,000	510	490	(48,021)

Net Loss	-	-	-	(11,067)

Balance at December 31, 2005	5,100,000	510	490	(59,088)

December 31, 2006, Capital Contributed	-	-	56,684	-

Net Loss	-	-	-	(16,596)

Balance at December 31, 2006	5,100,000	$510	$57,174	$(75,684)

The accompanying notes are an integral part of these financial statements

PEGASUS TEL, INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS

			Cumulative
			Since
			February 19,
			2002
	For the Year Ended		Inception of
	December 31,		Development
	2006	2005	Stage
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss for the Period	$(16,596)	$(11,067)	$(75,684)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and Amortization	2,400	1,432	12,091
Changes in Operating Assets and Liabilities
Decrease (Increase) in Accounts Receivable	2,256	(180)	(240)
Increase (Decrease) in Accounts Payable	(7,807)	1,433	2,962
Increase (Decrease) in Interest Payable	95	-	95
Decrease (Increase) in Intercompany Dues	-	11,974	56,684
Net Cash Used in Operating Activities	(19,652)	3,592	(4,092)

CASH FLOWS FROM INVESTING ACTIVITIES:
Net cash provided by Investing Activities	-	-	(11,600)

CASH FLOWS FROM FINANCING ACTIVITIES:
Related Party Payable- Mary Passalaqua	5,000	-	5,000
Due to Carl Worboys, Shareholder	224	-	224
Due to Joseph Passalaqua, Shareholder	10,673	-	10,673
Net Cash Provided by Financing Activities	15,897	-	15,897

Net (Decrease) Increase in Cash	(3,755)	3,592	205
Cash at Beginning of Period	3,960	368	-
Cash at End of Period	$205	$3,960	$205

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$-	$-	$-
Franchise and Income Taxes	$167	$379	$1,087

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING
AND FINANCING ACTIVITIES:
Accounts Payable Satisfied through contributed capital
and property and equipment	$56,684	$-	$56,684

The accompanying notes are an integral part of these financial statements.

PEGASUS TEL, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of accounting policies for Pegasus Tel, Inc. is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Nature of Operations and Going Concern

The accompanying financial statements have been prepared on the basis of accounting principles applicable to a “going concern”, which assume that Pegasus Tel., Inc. (hereto referred to as the “Company”) will continue in operation for at least one year and will be able to realize its assets and discharge its liabilities in the normal course of operations.

Several conditions and events cast doubt about the Company’s ability to continue as a “going concern.” The Company has incurred net losses of approximately $76,000 for the period from February 19, 2002 (inception) to December 31, 2006, has an accumulated deficit, has recurring losses, has minimal revenues and requires additional financing in order to finance its business activities on an ongoing basis. The Company is actively pursuing alternative financing and has had discussions with various third parties, although no firm commitments have been obtained. In the interim, shareholders of the Company have committed to meeting its operating expenses. Management believes that actions presently being taken to revise the Company’s operating and financial requirements provide them with the opportunity to continue as a “going concern”

These financial statements do not reflect adjustments that would be necessary if the Company were unable to continue as a “going concern”. While management believes that the actions already taken or planned, will mitigate the adverse conditions and events which raise doubt about the validity of the “going concern” assumption used in preparing these financial statements, there can be no assurance that these actions will be successful. If the Company were unable to continue as a “going concern,” then substantial adjustments would be necessary to the carrying values of assets, the reported amounts of its liabilities, the reported revenues and expenses, and the balance sheet classifications used.

PEGASUS TEL, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

(Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Organization and Basis of Presentation

On February 19, 2002, Pegasus Tel, Inc., a Delaware company, was formed as a wholly owned subsidiary of American Industries.

On March 28, 2002, American Industries, Inc. and Pegasus Tel, Inc. entered into an agreement with Pegasus Communications, Inc., a New York corporation, to acquire 100% of the outstanding shares of Pegasus Communications, Inc. in exchange for 72,721,966 shares of common stock of American Industries, Inc. Pegasus Tel, Inc. continued as the surviving corporation and Pegasus Communications, Inc. was merged out of existence.

The company is in the development stage, and has not commenced planned principal operations. The Company has a December 31 year end.

Nature of Business

The Company is primarily in the business of providing the use of outdoor payphones, and providing telecommunication services.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of 90 days or less to be cash equivalents to the extent the funds are not being held for investment purposes.

PEGASUS TEL, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

(Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition

The Company derives its primary revenue from the sources described below, which includes dial-around revenues, coin collections, telephone equipment repairs, and sales. Other revenue generated by the company includes sales commissions.

Dial Around revenues are generated from calls to gain access to a different long distance carrier than is already programmed into the phone. The Dial Around revenue for each quarter is based on an estimate from the corresponding quarter in the previous year due to the fact that the actual revenue report and direct deposit are not available from the APCC until later in the fiscal year. The Dial Around revenue is adjusted to the actual amount, upon receipt of actual revenue report provided by the APCC. Coin revenues are recorded in an equal amount to the coins collected. Revenues on commissions and telephone equipment and sales are realized on the date when the telephone repair services are provided or the telecommunication supplies are received by the customer.

The Company recognizes revenues in accordance with the Securities and Exchange Commission Staff Accounting Bulletin (SAB) number 104, "Revenue Recognition." SAB 104 clarifies application of U. S. generally accepted accounting principles to revenue transactions. The Company recognizes revenue when the earnings process is complete. That is, when the arrangements of the goods are documented, the pricing becomes final and collectibility is reasonably assured. An allowance for bad debt is provided based on estimated losses. For revenue received in advance for goods, the Company records a current liability classified as either deferred revenue or customer deposits. As of December 31, 2006, there was no deferred revenue.

Allowance for Doubtful Accounts

The Company recognizes an allowance for doubtful accounts to ensure accounts receivable are not overstated due to uncollectibility. Bad debt reserves are maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience. An additional reserve for individual accounts is recorded when the Company becomes aware of a customer’s inability to meet its financial obligation, such as in the case of bankruptcy filings or deterioration in the customer’s operating results or financial position. If circumstances related to customers change, estimates of the recoverability of receivables would be further adjusted. As of December 31, 2006, the Company has determined an allowance for doubtful accounts is not necessary.

PEGASUS TEL, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

(Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fixed Assets

Fixed assets are stated at cost. Depreciation expense for the year ended December 2006 and 2005 were$2,400 and $1,432 respectively. Depreciation and amortization are computed using the straight-line and accelerated methods over the estimated economic useful lives of the related assets as follows:

Asset	Rate

Payphone Equipment	5 years

Upon sale or other disposition of property and equipment, the cost and related accumulated depreciation or amortization are removed from the accounts and any gain or loss is included in the determination of income or loss. Expenditures for maintenance and repairs are charged to expense as incurred. Major overhauls and betterments are capitalized and depreciated over their estimated economic useful lives.

Maintenance and repairs are charged to operations; betterments are capitalized. The cost of property sold or otherwise disposed of and the accumulated depreciation thereon are eliminated from the property and related accumulated depreciation accounts, and any resulting gain or loss is credited or charged to income.

Concentration of Credit Risk

The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

Pervasiveness of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PEGASUS TEL, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

(Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Loss per Share

Basic loss per share has been computed by dividing the loss for the period applicable to the common stockholders’ by the weighted average number of common shares outstanding during the period. There were no common equivalent shares outstanding during the periods ended December 31, 2006.

Financial Instruments

The Company’s financial assets and liabilities consist of cash, accounts receivable, property and equipment, and accounts payable. Except as otherwise noted, it is management’s opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying values due to the sort-term maturities of these instruments.

Income Taxes

The Company accounts for income taxes under the provisions of SFAS No.109, “Accounting for Income Taxes.” SFAS No.109 requires recognition of deferred income tax assets and liabilities for the expected future income tax consequences, based on enacted tax laws, of temporary differences between the financial reporting and tax bases of assets and liabilities.

Reclassification

Certain reclassifications have been made in the 2005 financial statements to conform to the December 31, 2006 presentation.

PEGASUS TEL, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

(Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Standards (Continued)

In February 2006, The FASB issued SFAS No. 155 "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140." This statement amends FASB 133, Accounting for Derivative Instruments and Hedging Activities and Statement and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The statement permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that would otherwise require bifurcation clarifies which interest only strips and principal are not subject to the requirements of Statement 133, establishes a requirement to evaluate interest in securitized financial assets, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument to a beneficial interest other than another derivative financial instrument. The statement is effective for fiscal years beginning after September 15, 2006. Management does not expect this statement to have any material effect on its financial statements.

In March 2006 the FASB issued SFAS No. 156 " Accounting for Servicing of Financial Instruments - an amendment of FASB No.140, Accounting for Transfers and Servicing of Financial Instruments and Extinguishments of Liabilities. The statement requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service an asset by entering into a servicing contract, requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair market value, permits an entity to choose either the amortization method or fair market value measurement method for subsequent measurement periods for each class of separately recognized servicing assets and servicing liabilities, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights at its initial adoption, and requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value. The statement is effective for fiscal years beginning after September 15, 2006. Management does not expect this statement to have any material effect on its financial statements.

PEGASUS TEL, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

(Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Standards (Continued)

In June, 2006 the FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109”. This Interpretation clarifies, among other things, the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition is effective for fiscal years beginning after December 15, 2006. Earlier application is encouraged if the enterprise has not yet issued financial statements, including interim financial statements, in the period the Interpretation is adopted. FIN 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109, is effective for fiscal years beginning after December 15, 2006. Earlier application is encouraged if the enterprise has not yet issued financial statements, including interim financial statements, in the period the Interpretation is adopted. Management is evaluating the financial impact of this pronouncement.

In September 2006, the FASB issued SFAS No. 157, "Accounting for Fair Value Measurements." SFAS No. 157 defines fair value, and establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for the Company for financial statements issued subsequent to November 15, 2007. The Company does not expect the new standard to have any material impact on the financial position and results of operations.

In September 2006, the staff of the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108 (“SAB 108”) which provides interpretive guidance on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. SAB 108 becomes effective in fiscal 2007. Management is evaluating the financial impact of this pronouncement

PEGASUS TEL, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

(Continued)

NOTE 2 - INCOME TAXES

As of December 31, 2006, the Company had a net operating loss carry forward for income tax reporting purposes of approximately $60,508 that may be offset against future taxable income through 2025. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carry-forwards will expire unused. Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

	2006	2005
Net Operating Losses	$22,600	$17,000
Valuation Allowance	$(22,600)	$(17, 000)
	$—	$—

	2006	2005
Provision (Benefit) at US Statutory Rate	5,600	4,000
Increase (Decrease) in Valuation Allowance	$(5,600)	$(4,000)
	$—	$—

The Company evaluates its valuation allowance requirements based on projected future operations. When circumstances change and causes a change in management's judgment about the recoverability of deferred tax assets, the impact of the change on the valuation is reflected in current income.

NOTE 3- DEVELOPMENT STAGE COMPANY

The Company has not begun principal operations and as is common with a development stage company, the Company will have recurring losses during its development stage. The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

PEGASUS TEL, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

(Continued)

NOTE 4 - COMMITMENTS

As of December 31, 2006, all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5 - COMMON STOCK TRANSACTIONS

On December 31, 2003, the Company issued 1,000 shares of common stock in exchange for cash valued at $1,000.

On September 21, 2006, the Company filed an Amended Certificate of Incorporation and the par value of the common stock was changed to $ .0001 per share. This change is retro-active and therefore changes the 1,000 share of common stock issued on December 31, 2003 to the par value of $ .0001 per share.

On May 15, 2007, the Company filed an Amended Certificate of Incorporation and there was forward stock split 5,100 to 1. This change is retro-active and therefore changes the 1,000 shares of common stock issued on December 31, 2003 to 5,100,000 shares of common stock. The par value remains at $ .0001 per share.

NOTE 6-CONTRIBUTED CAPITAL

As of September 9, 2006, Dolce Ventures Inc., the parent company of Pegasus Tel, Inc., had a receivable outstanding with the Company in the amount of $56,684. As of December 31, 2006 Dolce Ventures Inc. forgave this balance and the Company recorded a contributed capital in the amount of $56,684.

NOTE 7 - INTERCOMPANY TRANSACTIONS

As Pegasus Tel, Inc. is the subsidiary of Dolce Ventures Inc., all transactions between the companies were considered Intercompany Dues. These transactions included investments and contributions to Pegasus Tel, Inc. from Dolce Ventures Inc. to cover outside expenses and liabilities to maintain the corporation since inception of the Company.

NOTE 8 - RELATED PARTY TRANSACTIONS

During 2006, Dolce Ventures, the parent company of Pegasus Tel, Inc., forgave a payable in the amount of $56,684 which was recorded as contributed capital to the Company.

As of December 31, 2006, an Officer of the Company has advanced the company $10,673. The note is non-interest bearing and is payable in full upon demand.

As of December 31, 2006, an Officer of the Company has advanced the Company $224. The note is accruing 8% interest per annum and is payable in full upon demand.

As of December 31, 2006, an Officer of the Company has advanced the Company $5,000. The note is accruing 10% interest per annum and is payable in full upon demand.

PEGASUS TEL, INC.
(A Development Stage Company)

-:-

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ REPORT

September 30, 2007

(Unaudited)

PEGASUS TEL, INC.
(A Development Stage Company)
BALANCE SHEETS

	(Unaudited)
	September 30,	December 31,
	2007	2006

Assets:
Cash and Cash Equivalents	$212	$205
Accounts Receivable	3,555	240

Total Current Assets	3,767	445

Property and Equipment:
Payphone Equipment	12,600	12,600
Less Accumulated Depreciation	(12,600)	(12,091)

Net Property and Equipment	-	509

Total Assets	$3,767	$954

Liabilities:
Accounts Payable	$16,010	$2,962
Interest Payable	2,147	95
Related Party Payable-Joseph Passalaqua	10,673	10,673
Related Party Payable-Mary Passalaqua	35,300	5,000
Related Party Payable-Carl Worboys	224	224

Total Liabilities	64,354	18,954

Stockholders' Equity:
Preferred Stock, Par value $0.001,
Authorized 10,000,000 shares;
Issued 0 shares at September 30, 2007 and December 31, 2006	-	-
Common Stock, Par value $0.001,
Authorized 100,000,000 shares;
Issued 5,100,000 shares at September 30, 2007 and December 31, 2006	510	510
Paid-In Capital	57,174	57,174
Deficit Accumulated During Development Stage	(118,271)	(75,684)

Total Stockholders' Equity	(60,587)	(18,000)

Total Liabilities and Stockholders' Equity	$3,767	$954

The accompanying notes are an integral part of these financial statements.

PEGASUS TEL, INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS

					Cumulative
					Since
	(Unaudited)		(Unaudited)		February 19,
	For the Three		For the Nine		2002
	Months Ended		Months Ended		Inception of
	September 30,		September 30,		Development
	2007	2006	2007	2006	Stage
Revenues	$3,433	$630	$9,532	$1,508	$53,172
Costs of Services	(1,797)	(2,470)	(5,873)	(5,109)	(54,912)

Gross Margins	1,636	(1,840)	3,659	(3,601)	(1,740)

Expenses
Accounting	600	-	600	2,457	23,202
Advertising	-	-	-	770	770
Bookkeeping	1,397	-	2,809	1,506	5,081
General and Administrative	1,270	282	2,837	358	10,720
Legal	-	-	40,000	-	53,790
Outside Services	-	-	-	615	21,983

Operating Expenses	3,267	282	46,246	5,706	115,546

Net Loss Before Taxes	(1,631)	(2,122)	(42,587)	(9,307)	(117,286)

Income Tax	-	(107)	-	(5)	(985)

Net Loss	$(1,631)	$(2,229)	$(42,587)	$(9,312)	$(118,271)

Loss per Share, Basic &
Diluted	$0.00	$0.00	$(0.01)	$0.00

Weighted Average Shares
Outstanding	5,100,000	5,100,000	5,100,000	5,100,000

The accompanying notes are an integral part of these financial statements.

PEGASUS TEL, INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS

			Cumulative
			Since
	(Unaudited)		February 19,
	For the Nine		2002
	Months Ended		Inception of
	September 30,		Development
	2007	2006	Stage
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss for the Period	$(42,587)	$(9,312)	$(118,271)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and Amortization	509	2,010	12,600
Changes in Operating Assets and Liabilities
Decrease (Increase) in Accounts Receivable	(3,315)	2,496	(3,555)
Increase (Decrease) in Accounts Payable	13,048	(2,665)	16,010
Increase (Decrease) in Acrued Interest	2,052	-	2,147
Decrease (Increase) in Intercompany Dues	-	(7,235)	56,684
Net Cash Used in Operating Activities	(30,293)	(14,706)	(34,385)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Property and Equipment	-	-	(11,600)
		-	-
Net cash provided by Investing Activities	-	-	(11,600)

CASH FLOWS FROM FINANCING ACTIVITIES:
Related Party Payable- Mary Passalaqua	30,300	-	35,300
Due to Carl Worboys, Shareholder	-	224	224
Due to Joseph Passalaqua, Shareholder	-	10,673	10,673

Net Cash Provided by Financing Activities	30,300	10,897	46,197

Net (Decrease) Increase in Cash	7	(3,809)	212
Cash at Beginning of Period	205	3,960	-
Cash at End of Period	$212	$151	$212

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$-	$-	$-
Franchise and Income Taxes	$-	$-	$1,087

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING
AND FINANCING ACTIVITIES:
Accounts Payable satisfied through contributed capital
and property and equipment	$-	$56,684	$56,684

Stock Issued as payment of intercompany dues	$-	$-	$1,000

The accompanying notes are an integral part of these financial statements.

PEGASUS TEL, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

(Unaudited)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of accounting policies for Pegasus Tel, Inc. is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Nature of Operations and Going Concern

The accompanying financial statements have been prepared on the basis of accounting principles applicable to a “going concern”, which assume that Pegasus Tel., Inc. (hereto referred to as the “Company”) will continue in operation for at least one year and will be able to realize its assets and discharge its liabilities in the normal course of operations.

Several conditions and events cast doubt about the Company’s ability to continue as a “going concern.” The Company has incurred net losses of approximately $ 118,000 for the period from February 19, 2002 (inception) to September 30, 2007, has an accumulated deficit, has recurring losses, has minimal revenues and requires additional financing in order to finance its business activities on an ongoing basis. The Company is actively pursuing alternative financing and has had discussions with various third parties, although no firm commitments have been obtained. In the interim, shareholders of the Company have committed to meeting its operating expenses. Management believes that actions presently being taken to revise the Company’s operating and financial requirements provide them with the opportunity to continue as a “going concern”

These financial statements do not reflect adjustments that would be necessary if the Company were unable to continue as a “going concern”. While management believes that the actions already taken or planned, will mitigate the adverse conditions and events which raise doubt about the validity of the “going concern” assumption used in preparing these financial statements, there can be no assurance that these actions will be successful. If the Company were unable to continue as a “going concern,” then substantial adjustments would be necessary to the carrying values of assets, the reported amounts of its liabilities, the reported revenues and expenses, and the balance sheet classifications used.

PEGASUS TEL, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

(Unaudited)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Organization and Basis of Presentation

On February 19, 2002, Pegasus Tel, Inc., a Delaware company, was formed as a wholly owned subsidiary of American Industries.

On March 28, 2002, American Industries, Inc. and Pegasus Tel, Inc. entered into an agreement with Pegasus Communications, Inc., a New York corporation, to acquire 100% of the outstanding shares of Pegasus Communications, Inc. in exchange for 72,721,966 shares of common stock of American Industries, Inc. Pegasus Tel, Inc. continued as the surviving corporation and Pegasus Communications, Inc. was merged out of existence.

The company is in the development stage, and has not commenced planned principal operations. The Company has a December 31 year end.

Nature of Business

The Company is primarily in the business of providing the use of outdoor payphones, and providing telecommunication services.

Interim Reporting

The unaudited financial statements as of September 30, 2007 reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of operations for the nine months. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of 90 days or less to be cash equivalents to the extent the funds are not being held for investment purposes.

PEGASUS TEL, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition

The Company derives its primary revenue from the sources described below, which includes dial-around revenues, coin collections, telephone equipment repairs, and sales. Other revenue generated by the company includes sales commissions.

Dial Around revenues are generated from calls to gain access to a different long distance carrier than is already programmed into the phone. The Dial Around revenue for each quarter is based on an estimate from the corresponding quarter in the previous year due to the fact that the actual revenue report and direct deposit are not available from the APCC until later in the fiscal year. The Dial Around revenue is adjusted to the actual amount, upon receipt of actual revenue report provided by the APCC. Coin revenues are recorded in an equal amount to the coins collected. Revenues on commissions and telephone equipment and sales are realized on the date when the telephone repair services are provided or the telecommunication supplies are received by the customer.

The Company recognizes revenues in accordance with the Securities and Exchange Commission Staff Accounting Bulletin (SAB) number 104, "Revenue Recognition." SAB 104 clarifies application of U. S. generally accepted accounting principles to revenue transactions. The Company recognizes revenue when the earnings process is complete. That is, when the arrangements of the goods are documented, the pricing becomes final and collectibility is reasonably assured. An allowance for bad debt is provided based on estimated losses. For revenue received in advance for goods, the Company records a current liability classified as either deferred revenue or customer deposits. As of September 30, 2007, there was no deferred revenue.

Allowance for Doubtful Accounts

The Company recognizes an allowance for doubtful accounts to ensure accounts receivable are not overstated due to uncollectibility. Bad debt reserves are maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience. An additional reserve for individual accounts is recorded when the Company becomes aware of a customer’s inability to meet its financial obligation, such as in the case of bankruptcy filings or deterioration in the customer’s operating results or financial position. If circumstances related to customers change, estimates of the recoverability of receivables would be further adjusted. As of September 30, 2007, the Company has determined an allowance for doubtful accounts is not necessary.

PEGASUS TEL, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fixed Assets

Fixed assets are stated at cost. Depreciation expense for the nine months ended September 30, 2006 and September 30, 2007, was $2,010 and $509 respectively. Depreciation and amortization are computed using the straight-line and accelerated methods over the estimated economic useful lives of the related assets as follows:

Asset	Rate

Payphone Equipment	5 years

Upon sale or other disposition of property and equipment, the cost and related accumulated depreciation or amortization are removed from the accounts and any gain or loss is included in the determination of income or loss. Expenditures for maintenance and repairs are charged to expense as incurred. Major overhauls and betterments are capitalized and depreciated over their estimated economic useful lives.

Maintenance and repairs are charged to operations; betterments are capitalized. The cost of property sold or otherwise disposed of and the accumulated depreciation thereon are eliminated from the property and related accumulated depreciation accounts, and any resulting gain or loss is credited or charged to income.

Concentration of Credit Risk

The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

Pervasiveness of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PEGASUS TEL, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Loss per Share

Basic loss per share has been computed by dividing the loss for the period applicable to the common stockholders’ by the weighted average number of common shares outstanding during the period. There were no common equivalent shares outstanding during the period ended September 30, 2007.

Financial Instruments

The Company’s financial assets and liabilities consist of cash, inventory, accounts receivable, property and equipment, and accounts payable. Except as otherwise noted, it is management’s opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying values due to the sort-term maturities of these instruments.

Income Taxes

The Company accounts for income taxes under the provisions of SFAS No.109, “Accounting for Income Taxes.” SFAS No.109 requires recognition of deferred income tax assets and liabilities for the expected future income tax consequences, based on enacted tax laws, of temporary differences between the financial reporting and tax bases of assets and liabilities.

Reclassification

Certain reclassifications have been made in the 2006 financial statements to conform to the September 30, 2007 presentation.

PEGASUS TEL, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Standards

In September 2006, the FASB issued SFAS No. 157, "Accounting for Fair Value Measurements." SFAS No. 157 defines fair value, and establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for the Company for financial statements issued subsequent to November 15, 2007. The Company does not expect the new standard to have any material impact on the financial position and results of operations.

In September 2006, the staff of the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108 (“SAB 108”) which provides interpretive guidance on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. SAB 108 becomes effective in fiscal 2007. Management is evaluating the financial impact of this pronouncement.

In February 2007, the FASB issued SFAS no, 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”). SFAS 159 provides companies with an option to report selected financials assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. Generally accepted accounting principles have required different measurement attributes for different assets and liabilities that can create artificial volatility in earnings. The FASB has indicated it believes that SFAS 159 helps to mitigate this type of accounting-induced volatility by enabling companies to report related assets and liabilities at fair value, which would likely reduce the need for companies to comply with detailed rules for hedge accounting.

NOTE 2 - INCOME TAXES

Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carry-forwards will expire unused. Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

PEGASUS TEL, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 3- DEVELOPMENT STAGE COMPANY

The Company has not begun principal operations and as is common with a development stage company, the Company will have recurring losses during its development stage. The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

NOTE 4 - COMMITMENTS

As of September 30, 2007, all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5 - COMMON STOCK TRANSACTIONS

On December 31, 2003, the Company issued 1,000 shares of common stock in exchange for cash valued at $1,000.

On September 21, 2006, the Company filed an Amended Certificate of Incorporation and the par value of the common stock was changed to $ .0001 per share. This change is retro-active and therefore changes the 1,000 share of common stock issued on December 31, 2003 to the par value of $ .0001 per share.

On May 15, 2007, the Company filed an Amended Certificate of Incorporation and there was forward stock split 5,100 to 1. This change is retro-active and therefore changes the 1,000 shares of common stock issued on December 31, 2003 to 5,100,000 shares of common stock. The par value remains at $ .0001 per share

NOTE 6-CONTRIBUTED CAPITAL

As of September 9, 2006, Dolce Ventures Inc., the parent company of Pegasus Tel, Inc., had a receivable outstanding with the Company in the amount of $56,684. As of December 31, 2006 Dolce Ventures Inc. forgave this balance and the Company recorded a contributed capital in the amount of $56,684.

PEGASUS TEL, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 7 - RELATED PARTY TRANSACTIONS

During 2006, Pegasus Tel, Inc., a subsidiary of Dolce Ventures Inc., forgave a payable in the amount of $56,684 which was recorded as contributed capital.

As of September 30, 2007, an Officer of the Company has advanced the company $10,673. The note is non-interest bearing and is payable in full upon demand.

As of September 30, 2007, an Officer of the Company has advanced the Company $224. The note is non-interest bearing and is payable in full upon demand.

As of September 30, 2007, an Officer of the Company has advanced the Company $35,300. The notes accrue between 10% - 15% simple interest per annum and is payable in full upon demand.